UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 10, 2007

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2007, William W. Lovette and Tyson Foods, Inc. (“Company”) mutually agreed he would no longer serve as the Company’s Senior Group Vice President, Poultry and Prepared Foods, and as of October 10, 2007 Mr. Lovette is no longer an executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: October 12, 2007	By:	/s/ Craig J. Hart

	Name:	Craig J. Hart
	Title:	Senior Vice President, Controller and
Chief Accounting Officer